UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2006

ENERTECK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-31981

Delaware	47-0929885
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10701 Corporate Drive, Suite 150	Stafford, Texas 77477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 240-1787

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 12, 2006, a Form 8-K/A was filed with the Commission by another company named “Energtek Inc.” (Commission file no. 0-51249) which appears to have been mistakenly filed using our SEC codes. We are filing this Form 8-K to simply report that we have no connection to the matters reported in the Form 8-K/A which appears to have been mistakenly filed under our SEC codes by the filing agent for Energtek Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTECK CORPORATION
(Registrant)

Dated: September 12, 2006	By:	/s/ Richard B. Dicks
Name: Richard B. Dicks
Title: Chief Financial Officer